GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated August 21, 2015 to the

Summary Prospectus, Prospectus and Statement of

Additional Information dated April 30, 2015, as supplemented

Effective on or before October 20, 2015, Halcyon Liquid Strategies IC Management LP (“Halcyon”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Halcyon in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted in their entirety as of that date. Although Halcyon will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. expects to allocate Fund assets away from Halcyon prior to that date.

This Supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

MMALTMGRSTK2 08-15